T. Rowe Price Asia Opportunities Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2025

The Board of Directors of the T. Rowe Price Asia Opportunities Fund (the “Asia Opportunities Fund”) has approved a plan of reorganization pursuant to which the Asia Opportunities Fund will be reorganized on a tax-free basis with and into the T. Rowe Price New Asia Fund (the “New Asia Fund”).

The plan of reorganization provides for the transfer of substantially all of the assets of Asia Opportunities Fund in exchange for corresponding shares of New Asia Fund equal in value to the net assets of Asia Opportunities Fund and the assumption by New Asia Fund of all of the liabilities of Asia Opportunities Fund. After the exchange, Asia Opportunities Fund will distribute the New Asia Fund shares to its shareholders pro rata, in liquidation of Asia Opportunities Fund. As a result, shareholders of the Asia Opportunities Fund will become shareholders of the New Asia Fund (these transactions are collectively referred to as the “Reorganization”).

On the date of the Reorganization, shareholders of the Asia Opportunities Fund’s Investor Class and Advisor Class will automatically receive shares of the New Asia Fund’s Investor Class representing the same total value as their shares of the Asia Opportunities Fund and shareholders of the Asia Opportunities Fund’s I Class will automatically receive shares of the New Asia Fund’s I Class representing the same total value as their shares of the Asia Opportunities Fund.

The Reorganization is expected to occur on or about April 17, 2026, and does not require shareholder approval.

The Asia Opportunities Fund and New Asia Fund have similar investment objectives, investment strategies, and policies and restrictions. However, the Asia Opportunities Fund has not reached sufficient scale and combining the funds is expected to result in potentially greater economies of scale for shareholders. In addition, Asia Opportunities Fund shareholders in each share class will pay the same or lower total fees as a result of the Reorganization. Accordingly, the Board of Directors has determined that participation in the Reorganization is in the best interests of shareholders of both the Asia Opportunities Fund and New Asia Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

Shareholders may redeem their shares or exchange their shares to another fund at any time prior to the Reorganization. The Reorganization will be structured as a tax-free exchange for shareholders, although the Asia Opportunities Fund may need to declare dividend or capital gain distributions to its shareholders shortly before the Reorganization occurs. While the Reorganization itself is not expected to be a taxable event for shareholders, redemptions or exchanges of Asia Opportunities Fund shares prior to the Reorganization and the distribution of any dividends or capital gains by the Asia Opportunities Fund may be a taxable event depending on a shareholder’s individual tax situation. Detailed information about the Reorganization will be provided to shareholders in an information statement that is expected to begin mailing by late February 2026.

Effective after the close of the New York Stock Exchange on April 14, 2026, the Asia Opportunities Fund will close to new accounts and will no longer accept purchases of additional shares from existing shareholders, other than the reinvestment of any dividends or capital gains. Existing shareholders may continue to hold their shares until the date of the Reorganization.

The date of this supplement is December 10, 2025.

F104-041   12/10/25